UNITED STATES

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WASHINGTON, D.C. 20549

SCHEDULE 14A

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Whiting Petroleum Corporation

ENERGY + TECHNOLOGY = GROWTH

WHITING

Leading in Technology to Unlock America’s Oil Riches

Investor Update

November 12, 2014

Forward-Looking Statements, Non-GAAP

Measures, Reserve and Resource Information

This presentation contains statements that Whiting Petroleum Corporation (“Whiting”) believes to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including statements regarding the expected benefits of Whiting’s proposed acquisition (the “Acquisition”) of Kodiak Oil & Gas Corp. (“Kodiak”) to Whiting and Kodiak and their shareholders, the anticipated completion of the Acquisition or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: the ability to obtain shareholder and court approvals of the proposed Acquisition; the ability to complete the proposed Acquisition on anticipated terms and timetable; Whiting’s and Kodiak’s ability to integrate successfully after the Acquisition and achieve anticipated benefits from the Acquisition; the possibility that various closing conditions for the Acquisition may not be satisfied or waived; risks relating to any unforseen liabilities of Whiting or Kodiak; declines in oil , NGL or natural gas prices; level of success in exploration, development and production activities; the impacts of federal and state laws; the impacts of hedging on results of operations; uncertainty regarding future operating results and plans, objectives and expectations; and other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s Annual Reports on Form 10-K for the period ended December 31, 2013 and Quarterly Reports on Form 10-Q for the period ended September 30. Whiting assumes no obligation, and disclaim any duty, to update the forward-looking statements in this communication. Whiting’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

In this presentation, we refer to Adjusted Net Income, Discretionary Cash Flow and EBITDAX, which are non-GAAP measures that the Company believes are helpful in evaluating the performance of its business. A reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of the presentation.

Whiting uses in this presentation the terms proved, probable and possible reserves. Proved reserves are reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward from known reservoirs under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain. Probable reserves are reserves that are less certain to be recovered than proved reserves, but which, together with proved reserves, are as likely as not to be recovered. Possible reserves are reserves that are less certain to be recovered than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Whiting uses in this presentation the term “total resources,” which consists of contingent and prospective resources, which SEC rules prohibit in filings of U.S. registrants. Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. For contingent resources to move into the reserves category, the key conditions or contingencies that prevented commercial development must be clarified and removed. Prospective resources are estimated volumes associated with undiscovered accumulations. These represent quantities of petroleum which are estimated to be potentially recoverable from oil and gas deposits identified on the basis of indirect evidence but which have not yet been drilled. This class represents a higher risk than contingent resources since the risk of discovery is also added. For prospective resources to become classified as contingent resources, hydrocarbons must be discovered, the accumulations must be further evaluated and an estimate of quantities that would be recoverable under appropriate development projects prepared. Estimates of resources are by nature more uncertain than reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

NYSE: WLL

Energy + Technology = WHITING Growth

Corporate Overview

Jim Volker - Chairman, President & CEO

Whiting CEO, Jim Volker, and Timbro Ranch Managing Partner, Ron Timmerman, Review Whiting’s Redtail Prospect Development Plans on the Timbro Ranch in Weld County, Colorado

NYSE: WLL

Energy + Technology = WHITING Growth

Whiting Petroleum – A Company on the Move

Four Significant Third Quarter 2014 Achievements

1) Record Production Reaches 116,675 BOE/d in Q3 2014, up 6% over Q2 2014

- Record Bakken / Three Forks Production of 87,480 BOE/d, Up 33% YoY, 9% Sequentially

2) Slickwater Completions Generate Strong Initial Results.

- Brehm 13-7H Well in Sanish Field IPs at 3,770 BOE/d on August 31, 2014.

- Pronghorn Federal 44-11PH IPs 2,987 BOE/d on July 9, 2014.

- Sundheim 21-27-1H Well in Missouri Breaks Field Posts 64% Greater 200-Day Cumulative Production than the Offset Well Completed Using Older Technology.

3) Tarpon Pad Demonstrates Whiting Controls Sweet Spot of Williston Basin.

- Flatland Federal 11-4HR IPs 7,120 BOE/d from the Middle Bakken on October 10, 2014.

- Flatland Federal 11-4TFH IPs 7,824 BOE/d from Upper Three Forks on October 11, 2014.

- Flatland Federal 11-4TFHU IPs 5,930 BOE/d from Lower Three Forks on October 12, 2014.

4) Redtail Niobrara Development Area Production of 8,610 net BOE/d in Q3 2014, up 19% over Q2 2014

- New Niobrara “C” Discovery. Razor 25B-2549 Achieved a Recent 10-Day Average Rate of 712 BOE/d.

- New Codell/Fort Hays Discovery. Razor 25B-2551 Achieved a Recent 10-Day Average Rate of 570 BOE/d.

- Current Production from Redtail Field has Exceeded 10,000 Net BOE/d.

NYSE: WLL

Energy + Technology = WHITING Growth

A Focused Company

Williston Basin

Bakken / Three Forks 87,480 BOE/d (Q3 2014)

Redtail

Niobrara A and B 8,610 BOE/d (Q3 2014)

HEADQUARTERS

Denver, Colorado

North Ward Estes

Over 9,500 BOE/d (2014) 110 MMBOE Proved Reserves(1) 104 MMBOE P2 + P3 Reserves(1)

Major Asset Areas

(1) At December 31, 2013 based on independent engineering.

Q3 2014 Net Production

116.7 MBOE/d

10%

3%

87%

Rocky Mountains Permian Other

Bakken / Three Forks Production

100.0 87.5

80.0 63.5

60.0 48.9

40.0 30.3

20.0 26.3

- 16.8

30% CAGR (2009-2013)

2009 2010 2011 2012 2013 Q3

MBOE/d 2014

NYSE: WLL

Energy + Technology = WHITING Growth

Williston Basin Highlights

October 30, 2014


Brockton-Froid Lineament Zone
Sheridan
Divide
Renville
Ward
Mountrail
Roosevelt
Richland
McKenzie
Mercer
Wibaux
Golden Valley
Billings
Prairie
Custer
Fallon
Slope
Stark
Grant
Hettinger
STARBUCK
CASSANDRA
MISSOURI BREAKS
TARPON
SANISH & PARSHALL
HIDDEN BENCH
LEWIS & CLARK
BIG ISLAND
Pronghorn
Record Williston Basin Well
Flatland Federal 11-4TFH
IP: 7,824 BOE/d (10/11/14)
Flatland Federal 11-4HR
IP: 7,120 BOE/d (10/10/14)
Flatland Federal 11-4TFHU
IP: 5,930 BOE/d (10/12/14)
Iverson 34-32-4H
IP: 1,228 BOE/d (7/25/14)
Strongest western producer to date.
Increased perforation clusters per stage.
Slickwater Test
Brehm 13-7H
IP: 3,770 BOE/d (8/31/14)
30-Day Avg: 1,716 BOE/d
Slickwater Test
Sundheim 21-27-1H had 64% greater 200-day cumulative production than offsetting well.
Additional Frac Points Test
Sovig 4 Well Pad average IP rate of 3,278 BOE/d per well.
Increased perforation clusters per stage.
Slickwater Test
Pronghorn Federal 44-11PH
IP: 2,987 BOE/d
30-Day Avg: 1,501 BOE/d
60-Day Avg: 1,269 BOE/d

Field	Target	Gross Acres	Net Acres
Sanish / Parshall	Middle Bakken Three Forks	174,398	82,517
Pronghorn	Pronghorn Sand	178,316	115,087
Lewis & Clark	Three Forks	170,274	118,784
Hidden Bench	Middle Bakken Three Forks	61,337	38,029
Tarpon	Middle Bakken Three Forks	8,845	6,298
Starbuck	Middle Bakken Three Forks Red River	47,849	40,549
Missouri Breaks	Middle Bakken Three Forks	95,768	68,839
Cassandra	Middle Bakken Three Forks	29,827	13,953
Big Island	Red River	154,620	125,403
Other ND & Montana		119,933	53,778
Total		**1,041,167**	**663,237**

NYSE: WLL

Energy + Technology = WHITING Growth

6

Maximizing Recovery Efficiency

Improving Frac Distribution



300'

Older Style
Sliding Sleeve Completion

Annulus	Stages	Frac Ports per Stage	Potential Entry Points
Free fluid between packers	30	1	30



250'

New Style
Cemented Liner Completion

Annulus	Stages	Perforation Clusters per Stage	Potential Entry Points
Cemented	40	3	120

NYSE: WLL

Energy + Technology = WHITING Growth

7

Exploiting the Bakken and Three Forks in the Williston

Primary and Prospective Drilling Locations

MISSOURI BREAKS CASSANDRA SANISH

8 WELLS 12 WELLS 15 WELLS

Lower Virden 0’

U. Bakken Shale 50’

Middle Bakken 100’

L. Bakken Shale 150’

Upr 3Fks – 1st Bench

Upr 3Fks – 2nd Bench

HIDDEN BENCH PRONGHORN TARPON

16 WELLS 6 WELLS 12 WELLS

Lower Virden 0’

U. Bakken Shale 50’

Middle Bakken 100’

L. Bakken Shale 150’

L. Bakken Silt

Pronghorn Sand

Upr 3Fks – 1st Bench

Upr 3Fks – 2nd Bench

CURRENT DRILLING PATTERN

POTENTIAL HIGH DENSITY INFILLS

NEW OBJECTIVES

LEASE LINE & CROSS-UNIT

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Energy + Technology = WHITING Growth

Maximizing Recovery Efficiency

Improving Hidden Bench Production Rates - 21% Increase Over 90-Days

3,000

2,539

2,500

2,132

2,000

1,500

1,122

1,000 887 805 +21%

658 648

535

500

-

2013 2014

24-Hour IP 30-Day Avg. 60-Day Avg. 90-Day Avg.

NYSE: WLL

Energy + Technology = WHITING Growth

Williston Basin Production Profile

Per Well Results: 43% - 133% IRR at $70/Bbl - $100/Bbl NYMEX(1)(2)

Daily Equivalent Production

(BOEPD)

EUR - 600 MBOE, CAPEX $8.0 MM

Nymex oil price/Bbl $70 $80 $90 $100

ROI 2.3 2.7 3.2 3.6

IRR (%) 43% 66% 97% 133%

Payout (Yrs.) 1.9 1.5 1.1 0.9

PV(10) $MM 4.72 6.95 9.40 11.61

1,000

100

10

0

12

24

36

48

60

72

84

96

108

120

132

144

156

168

180

Months On Production

(1) Please refer to the beginning of this presentation for disclosures regarding “Reserve and Resource Information.” All volumes shown are un-risked. Our pre-tax PV10% values do not purport to present the fair value of our oil and natural gas reserves.

(2) EURs, ROIs, IRRs and PV10% values will vary well to well. $70 Nymex oil price reflects $9.00 per barrel of oil equivalent differential. $80, $90 and $100 Nymex oil price reflects $10.00 per barrel of oil equivalent differential.

NYSE: WLL

Energy + Technology = WHITING Growth

Redtail Development Program

Economic Sweet Spot

(Weld County, Colorado)



Niobrara Initial 30-Day Average Rate
(Gas converted to oil price equivalent ratio 17:1)
Pre 2013
2013 - 14
BOEPD
1 – 350
350 – 450
450 – 550
550 – 650
650 – 750
> 750
10 5 0 10
Miles
Laramie
Kimball
Cheyenne
Redtail Field Area
Weld
Colorado Mineral Belt Trend
Logan
Larimer
Wattenberg Field Area
Boulder
SD
WY
NE
CO
KS

Source: IHS and internal Whiting production database

OBJECTIVE

Niobrara "A" Chalk
Niobrara "B" Chalk
Niobrara "C" Chalk
Fort Hays/Codell

DEVELOPMENT PLAN

Mix of 960 and 640-acre spacing units
8 Wells per spacing unit Niobrara "A"
8 Wells per spacing unit Niobrara "B"
3,300+ potential drilling locations based on only Niobrara "A" and "B"

ACREAGE

Whiting has assembled 181,026 gross (129,669 net) acres in our Redtail prospect in the northeastern portion of the DJ Basin.

- Average WI of 72%
- Average NRI of 59%

COMPLETED WELL COST

Horizontal: $5.5 MM

DRILLING HIGHLIGHTS

Recently completed two test wells in the Niobrara "C" and Fort Hays/Codell formations.

- The Razor 25B-2549 well achieved a recent 10-day average rate of 712 BOE/d from the Niobrara "C"
- The Razor 25B-2551 well achieved a recent 10-day average rate of 570 BOE/d from the Fort Hays/Codell

NYSE: WLL

Energy + Technology = WHITING Growth

11

Redtail Niobrara Production Profile

Per Well Results: 42% - 123% IRR at $70/Bbl - $100/Bbl NYMEX(1)(2)

Daily Equivalent Production (BOEPD)

EUR - 420 MBOE, CAPEX $5.5 MM

Nymex oil price/Bbl $70 $80 $90 $100

ROI 2.5 3.1 3.6 4.1

IRR (%) 42% 63% 90% 123%

Payout (Yrs.) 2.0 1.5 1.1 0.9

PV(10) $MM 3.57 5.17 6.77 8.38

1000

100

10

0

12

24

36

48

60

72

84

96

108

120

132

144

156

168

180

Months

(1) Please refer to the beginning of this presentation for disclosures regarding “Reserve and Resource Information.” All volumes shown are un-risked. Our pre-tax PV10% values do not purport to present the fair value of our oil and natural gas reserves.

(2) EURs, ROIs, IRRs and PV10% values will vary well to well. Differential reflects $4.75 per barrel of oil equivalent per fixed differential.

NYSE: WLL

Energy + Technology = WHITING Growth

Oil Focused Strategy Delivers Consistently Strong Margins

Consistently Delivering Strong EBITDA Margins (1)

Oil $86.78/Bbl

NGL $36.01/Bbl

Gas $4.08/Mcf

Whiting Realized Prices(1)

$/BOE

$90.00 $80.00 $82.16

$73.88 $76.76 $74.88/BOE

$80.00 $69.85

$70.00 $61.48

$60.00

$45.01 $50.89/66% $58.51/71% $52.31/70%

$50.00 $50.65/68% $46.16/66% $54.31/68%

$41.58/68%

$40.00

$30.00 $25.71/57% 4% 3% 2% 1%

2% 3%

5% 2% 5% 5% 5% 5% 4% 5%

$20.00 5% 5% 8% 8% 9% 8%

7% 7% 8% 9%

$10.00 26% 18% 17% 18% 16% 16% 15% 15%

$0.00

2009 2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014

Lease Operating Expense Production Taxes G&A Exploration Expense EBITDA

(1) Includes hedging adjustments.

NYSE: WLL

Energy + Technology = WHITING Growth

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Redtail Geology and Development Plan Overview

Surveyed Wellhead locations for the Horsetail 30F Super Pad

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Development Program

Geologic Sweet Spot

WYOMING

COLORADO

NE Trending, Right Lateral Wrench Faults

Oil

Redtail Prospect

Nat. Gas

Extension of Colorado Mineral Belt

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Development Program

Economic Sweet Spot

(Weld County, Colorado)


Niobrara Initial 30-Day Average Rate
(Gas converted to oil price equivalent ratio 17:1)
Pre 2013
2013 - 14
BOEPD
1 – 350
350 – 450
450 – 550
550 – 650
650 – 750
> 750
10 5 0 10
Miles
Laramie
Kimball
Cheyenne
Redtail Field Area
Weld
Colorado Mineral Belt Trend
Logan
Larimer
Wattenberg Field Area
Boulder
WY
SD
NE
CO
KS

Source: IHS and internal Whiting production database

OBJECTIVE

Niobrara "A" Chalk
Niobrara "B" Chalk
Niobrara "C" Chalk
Fort Hays/Codell

DEVELOPMENT PLAN

Mix of 960 and 640-acre spacing units
8 Wells per spacing unit Niobrara "A"
8 Wells per spacing unit Niobrara "B"
3,300+ potential drilling locations based on only Niobrara "A" and "B"

ACREAGE

Whiting has assembled 181,026 gross (129,669 net) acres in our Redtail prospect in the northeastern portion of the DJ Basin.

- Average WI of 72%
- Average NRI of 59%

COMPLETED WELL COST

Horizontal: $5.5 MM

DRILLING HIGHLIGHTS

Recently completed two test wells in the Niobrara "C" and Fort Hays/Codell formations.

- The Razor 25B-2549 well achieved a recent 10-day average rate of 712 BOE/d from the Niobrara "C"
- The Razor 25B-2551 well achieved a recent 10-day average rate of 570 BOE/d from the Fort Hays/Codell

Energy + Technology = WHITING Growth

16

NYSE: WLL

Unconventional Reservoir Characterization

Determining mobile fraction of Oil in Place (MOIP)

Molecular Diameters of Common Hydrocarbons

6 5 4 3 2 1

% of Total

1 Nanometer

1 Micrometer

Hydrocarbon Species

10-9 10-8 10-7 10-6 10-5

Diameter (M)

Conventional Oil Reservoirs

6 5 4 3 2 1

% of Total

Hydrocarbon Species

Pore Throats

10-9 10-8 10-7 10-6 10-5

Diameter (M)

Unconventional Oil Reservoirs (Effective)

6 5 4 3 2 1

% of Total

Hydrocarbon Species

Pore Throats

10-9 10-8 10-7 10-6 10-5

Diameter (M)

Unconventional Oil

Reservoirs (non-effective)

6 5 4 3 2 1

% of Total

Pore Throats

Hydrocarbon Species

10-9 10-8 10-7 10-6 10-5

Diameter (M)

(1000 nanometers = 1 micron)

Energy + Technology = WHITING Growth

Unconventional Reservoir Characterization

Denver Rock Lab

Core Layout Facility
- Logging / Calibration
- Sample Selection
- Collaboration & Training



→



Reservoir Characterization
- In-house Facility
- Operated + Non-op Core
- Collaboration & Training
- Over 250 Cores Reviewed

Environmental SEM / Qemscan
- Micron-scale Resolution
- Rapid Analysis
- Alter Atmospheric Conditions



→


Shale
Middle Bakken
Pronghorn

Mineral Model
- Quantitative Mineral Composition & Abundance
- Petrophysical Calibration
- Accurate Log Analysis

Dual-beam SEM
- Nanometer Resolution
- Dual-beam (Milling & Scanning)
- 3D Composite Imaging



→


Unconventional Oil Reservoirs

Reservoir Simulation
- Organics Volume & Distribution
- Porosity Volume & Distribution
- Pore throat geometry and size
- Permeability model

Energy + Technology = WHITING Growth
18
NYSE: WLL

NYSE: WLL

Redtail Development Program

Opportunity and Challenge of the Niobrara Reservoir

High-resolution pore structure image from Scanning Electron Microscope

5 microns

(nanometer = 1 thousandth of a micron)

(oil molecules = 20 – 200 nanometers)

5 microns

7% Porosity

9985’

Middle Bakken B Facies

Braaflat 11-11

Sanish Field

Mountrail County, ND

13% Porosity

5580.2’

Niobrara B Chalk

Terrace 36-32M

Redtail Area

Weld County, CO

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Development Program

Niobrara Reservoir

Niobrara Reservoir

Whiting RAZOR 25-2514H

GR Zone PHI Minerals BVFluid RES

0 200 30 -10 0 100 0.2 2000

5550

5575

5600

5625

5650

5675

5700

5725

5750

5775

5800

5825

5850

5875

A

B

C

FRHS

(1) Please refer to the beginning of this presentation for disclosures regarding “Reserve and Resource Information.” Estimates updated as of December 31, 2013

Niobrara Resource Potential (1)

OOIP by Zone

Reservoir Porosity (%) Thickness (ft) OOIP (MMBOE/ 960ac)* % WOGC Wells # Gross Wells

NIO A 13% 35 19 81 1,344

NIO B 13% 65 40 81 1,343

NIO C 11% 25 11 80 1,316

70

Recoverable Oil 16 Well / DSU Density

(Total OOIP A Zone + B Zone = 59 MMBOE/DSU)**

16 wells 16 wells 16 wells

10% Recovery 15% Recovery 20% Recovery

370 MBOE 560 MBOE 740 MBOE

Recoverable Oil 32 Well / DSU Density

(Total OOIP A Zone + B Zone + C Zone = 70 MMBOE/DSU)**

32 wells 32 wells 32 wells

15% Recovery 20% Recovery 25% Recovery

330 MBOE 440 MBOE 550 MBOE

* GOR=500 cf/bo

** Stimulated Rock Volume

Energy + Technology = WHITING Growth

Redtail Development Plan

Defining Optimal Well Density


27L Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target: B-B-B-B
Status: Producing
27K Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target: A-B-A-B
Status: Producing
7920 ft.
Razor Pilot
16 Wells / 960ac DSU
NIOBRARA
A
B
C
1320 ft.
30F Pad
Drilling Density
- 32 Wells/DSU
- 165 ft.
Target: C-B-A-B-
A-B-C-B
Status: Drilling
7920 ft.
Horsetail Pilot
32 Wells / 960ac DSU
NIOBRARA
A
B
C
1320 ft.
Producing Wells
Planned Wells
Future Infill Wells

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Energy + Technology = WHITING Growth

21

NYSE: WLL

Redtail Development Plan

Drilling Inventory

2014 – 2018 Development Plan

Includes Approximately 1,024

Gross Operated Wells With an

84% Average Working Interest

(Total Locations: 3,310 Gross -

1,654 Net Wells)

Based on 8 A & 8 B zone

wells/DSU as of December 31,

2013

Legend

Redtail 16 Well Planning Well

Status

Existing Wells

Future Locations

Permitted

Township (WOGC %)

Operated

Non-Operated

Energy + Technology

= WHITING Growth

NYSE: WLL

Redtail Development Plan

Rig Schedule

July Jan July Jan July Jan July

2013 2014 2014 2015 2015 2016 2016

Six Rigs

4/1/2015

Five Rigs

11/15/2014

Four Rigs

7/20/2014

Three Rigs

2/14/2014

Two Rigs

11/7/2013

One Rig

7/17/2013

Energy + Technology = WHITING Growth

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Drilling Process Overview

Doug Walton – Vice President National Drilling

Redtail Drilling Rig on the Razor 26L pad

Energy + Technology = WHITING Growth

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Typical Well Construction

SURFACE:

•HOLE SIZE: 13.500”

•DEPTH: 1,600’

•MUD: SPUD MUD 8.3-8.8PPG

•BIT/BHA: PDC/MM/MWD

•CASING: 9.625” 36PPF J-55 LTC

•CEMENT: 1,600’ TO SURFACE

•DURATION: 1.25 DAYS

•ISSUES: NA

CONDUCTOR:

•HOLE SIZE: 20”

•DEPTH: 95’

•PRESET PRIOR TO THE DRILLING RIG ARRIVING ON LOCATION

VERTICAL:

•HOLE SIZE: 8.750”

•DEPTH: 5,100’

•MUD:

•ABOVE NIOBRARA:

FW/POLYMER 8.4-9.0PPG

•NIOBRARA AND BELOW: LSND

9.5-9.7PPG

•BIT/BHA: PDC/MM/MWD

•CASING: NA

•CEMENT: NA

•DURATION: 0.75-DAYS

•ISSUES: SHARON SPRINGS

LATERAL:

•HOLE SIZE: 6.000”

•DEPTH:

•640 -10,500’ (4,000’ LL)

•960 – 12,500’ (6,000’ LL)

•TARGET: +/-40’ THICK

•MUD: KCL/POLYMER 8.4-9.4PPG

•BIT/BHA: PDC/MM/MWD/GAMMA

•LINER: 4.500” 11.6PPF L-80 LTC OIL

SWELL PKRS AND SLVS/CEMENTED

•640 – 24-STAGES (150’/STAGE)

•960 – 40-STAGES (150’/STAGE)

•CEMENTED – TD TO TOL

•DURATION: 5-DAYS

•ISSUES: GEO-STEERING – DIFFICULTIES

SLIDING

CURVE:

•HOLE SIZE: 8.750”

•KOP: 5,100’

•DEPTH: 6,300’

•BUILD RATES: 11-DEG/100’ (LP –

90-DEG)

•MUD: LSND 9.5-9.7PPG

•BIT/BHA:

PDC/MM/MWD/GAMMA

•CASING: 7.000” 29PPF L-80 LTC

•CEMENT: 6,300’ TO SURFACE

•DURATION: 2-DAY

•ISSUES: TARGET CHANGES NOT

DETECTABLE UNTIL IN THE

NIOBRARA

Energy + Technology = WHITING Growth

NYSE: WLL

Frontier 26 Rig Inventory

DRAWWORKS: 1,000 HP National 80UE Dual Fuel

MAST: 142’ High 750,000 LB Static Hook Load

SUBSTRUCTURE: 21’ High Box on Box

GENERATORS: (3) Caterpillar 3512C Diesel Engines

SCR: 4-Bay

TOP DRIVE: CanRig 500 Ton

IRON ROUGHNECK: ST80

ROTARY TABLE: 27.5” National

BOP: 11” 5,000 PSI

MUD PUMPS: (2) 1600 HP Triplex p/b (2) HP Traction Motors

MUD SYSTEM: 1,100 BBL with 5x6 Centrifugal Mixing Pumps and 10 HP

Agitators, Desander, Desilter

SHALE SHAKERS: (3) Swaco Linear Motion

CHOKE MANIFOLD: 5,000 LB Skid Mounted Choke Manifold

FUEL TANK: 10,000 Gallon with 4 Compartment Lubster

WATER TANK: 500 BBL

DOG HOUSE: 10’ x 8’ x 30’

CHANGE HOUSE: 10’ x 8’ x 30’

BLOCK HOOK: 350 Ton

SKID PACKAGE: X/Y Walking System

MISCELLANEOUS: Tool Pusher House, Catwalk, Pipe Racks, Handling Tools,

Spare Parts and Complete Winterization with Boiler

Energy + Technology = WHITING Growth

Drilling Time / Cost Projection

Spud to TD (Days)

NYSE: WLL

Spud to TD (Days)

25 20 15 10 5 0

Spud to TD (Days)

10 Well Moving Average

10 Well Avg Drlg Cost before Comp

$1.35 MM

6.7 Days

Razor 27I-3415A Razor 21C-2805A Razor 21C-2807A Razor 26K-2306B Razor 26K-2308B Razor 26K-3508B Razor Federal 26J-… Razor 11E-0202B Razor 26K-2305A Razor Federal 26J-… Razor 11E-0204B Razor Federal 26J-… Razor Federal 26L-… Razor 26L-3502B

Razor 26I-2314B Razor Federal 26J-… Razor Federal 26L-… Razor Federal 26L-… Razor 26L-3501A

Razor 26L-3503A

Razor 26L-3504B

Horsetail 30F-3105 Razor 25B-2551 Horsetail 33M-2804 Horsetail 30F-3108 Horsetail 30F-1948 Razor 27J-2212B Horsetail 30F-1947 Razor 21C-0907 Razor 21C-0906 Razor 27J-2210B Horsetail 30F-1945 Horsetail 30F-1944 Razor Fed 30K-3107 Horsetail 30F-1943 Horsetail 02D-0204 Horsetail 30F-1942 Horsetail 29G-2012B

Razor 21A-0913 Horsetail 30F-1941 Cottonwood 08E-0504

$3.0

$2.5

$2.0

$1.5

$1.0

$0.5

$0.0

Drilling Cost before Completion (Millions)

Energy + Technology = WHITING Growth

Well Completion and Operations Overview

Mike Stahl - Operations Manager

NYSE: WLL

Redtail Tank Battery

Energy + Technology = WHITING Growth

Optimizing Completions

NYSE: WLL

Reducing completion cost through increased efficiency, high volume of work, and aggressive bidding.

Improving well performance

– Right-sizing jobs

– Implementing new technologies

Reducing cycle time

– Decreasing payout time, higher NPV & DCF-ROR

– Simultaneous operations

Driving completed well cost to $5.5 million.

Energy + Technology = WHITING Growth

Total Proppant Pumped per Well

NYSE: WLL

9.0

8.0

7.0

6.0

5.0 Million Lbs

4.0

3.0

2.0

1.0

0.0

Optimizing Frac Design Avg. 5.5 mm # sand

Well Count

Energy + Technology = WHITING Growth

NYSE: WLL

Well Stimulation Cost

Well Stim Costs per Lb of Sand Down Approx. 50% per Econ. of Scale

$/ LB

$1.00

$0.90

$0.80

$0.70

$0.60

$0.50

$0.40

$0.30

$0.20

$0.10

$0.00

Well Count

Energy + Technology = WHITING Growth

NYSE: WLL

Frac Stages Per Well: 3 Entry Points per Stage = 120 Entry Points

Stages

50 45 40 35 30 25 20 15 10 5 0

Well Count

Energy + Technology = WHITING Growth

NYSE: WLL

Redtail Frac Water Forecasting

Assumes 13 Stages per day per pad, 3,200 bbl per Stage

Storage (bbl)

Eliminating 15,000 truck trips per month = $1.8 million per month in cost savings based on six rigs working

Water Balance Available Storage

5,000,000

4,500,000

4,000,000

3,500,000

3,000,000

2,500,000

2,000,000

1,500,000

1,000,000

500,000

0

Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15

Energy + Technology = WHITING Growth

NYSE: WLL

Developing Infrastructure: Saving $1/Bbl Water

Redtail Water

Completion (fresh) water supply and distribution system.

PIT H PIT C PIT E

GAS PLANT PIT I PIT D

PIT A PIT B

Google earth

Distribution System

- 16 miles of line

Delivered Cost of $1.60 per Bbl Water versus approximately $2.60 truck costs

1 mile N

As of September 30, 2014

Energy + Technology = WHITING Growth

Niobrara Development

Current Plans

Drilling Orientation

- Both N-S and E-W lateral orientation produces good results

Current Stimulation Job Size

- Utilizing a hybrid design – slick water/crosslinked gel system
- Averaging 5.5 million lbs of sand and 150,000 bbl of water per well

Stage Density

- Early jobs utilized stage lengths of 200-250 ft/stage
- Currently completing 150-180 ft/stage, 40 stages per well (3 entry points per stage)

Fuel

- Supplying processed gas from plant to fuel drilling rigs and frac fleets
- Conversion started Q3 2014

NYSE: WLL

Energy + Technology = WHITING Growth

35

NYSE: WLL

Niobrara Development

Future Plans

Completion Hardware

Evaluating sleeve systems versus plug & perf (cost, performance, speed)

Performed two CT actuated sleeve completions, initial results equal 10% - 15% higher cost and same production level

Frac Fluids

Comparing complex premium fluids versus simpler/lower cost systems

Pumped two slickwater tests; initial results equal lower cost and comparable production

Water

Installing freshwater pits and transfer lines to pipe water directly to location; planned

4.0 million bbl of storage in the system

All freshwater sources are non-tributary sources

Saves approx. $1 per Bbl ($150,000 per well)

Evaluating produced water recycling

Logistics

Reducing spud-to first production cycle times

Evaluating Sim-Ops (multiple operations on one pad)

Target reduction in spud-to first production from nine months to six months for a 16 well pad

Energy + Technology = WHITING Growth

NYSE: WLL

Midstream Plans

Phil Archer - Midstream Manager

Redtail Gas Plant

Energy + Technology = WHITING Growth

NYSE: WLL

Midstream Plans

Complete oil field development underway

– 3 Gathering services

Gas, Oil and Produced Water

– 3 Utility supply services

Electricity, Fuel Gas and Fresh Water

– 1 Communication service: Fiber Optic cable

Sales pipelines by others

– Trailblazer gas pipeline lateral in service

– Pony Express oil pipeline lateral contracted: $4.75 per Bbl differential to NYMEX

– Future planned sales pipelines

Second gas pipeline

NGL y-grade pipeline to OPPL

Energy + Technology = WHITING Growth

Redtail Infrastructure Plan: A Great Place to Find an Oil Field!

September 2014

Redtail Facilities Plan

Planned Gathering System

Gas Gathering Lines	141 Miles
Oil Gathering Lines	111 Miles
SW Gathering Lines	54 Miles
Frac Water Supply Lines	16 Miles

Redtail Gas Plant

Train 1 Capacity (Online)	20 MMcf/d
Train 2 Capacity (Q1 2015)	50 MMcf/d
Train 3 Capacity (2016)	70 MMcf/d
Takeaway Capacity (2016)	140 MMcf/d

Capital Investment

Gas Plant	$100 MM
Gas Gathering / Field Compression	$95 MM
Oil Gathering / LACTs	$80 MM
Electricity	$40 MM
Total	$315 MM



Trailblazer
to KC area hub
REX
to East OH hub
Trailblazer/REX
Laterals
Pony Express
to Cushing,OK
Redtail Gas Plant
Tallgrass NGL
to OPPL
UET Pawnee
Oil Terminal
Pony Express Lateral
OPPL
to Conway,KS hub
WY
NE
CO
Laramie
Weld
Logan
3rd Party Pipelines
Other
OIL
GAS
NGL

NYSE: WLL

Energy + Technology = WHITING Growth

39

NYSE: WLL

Redtail Central Production Batteries (CPB)

CPB Drivers

Construct simultaneous with drilling/completions

Reduce capital and labor requirements

Reduce equipment relocation requirements

Centralized Equipment on CPB

Oil Tanks/ Water Tanks up to 1 MM gal

Treaters, Measurement combined + test

LACT, Gas Sales combined

Gas Lift 1st year

VRUs/ECDs combined

Capital Investment

Traditional well sites (32 wells) $16 MM

CPBs (32 wells) $8 MM

Total Savings 2014 – 2018

Operated Wells $512 MM

DSU

Utilities Sales

Pad A Pad B CPB Pad C Pad D

Energy + Technology = WHITING Growth

40